UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Atreca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38935	27-3723255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East Jamie Court San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 595-2595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, the Board of Directors (the “Board”) of Atreca, Inc. (the “Company”) appointed Kristine Ball as a member of the Board upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), effective as of May 20, 2020.  Ms. Ball will serve as a Class III director, the term of which class expires at the 2022 Annual Meeting of Stockholders. Concurrently with her appointment to the Board and upon the recommendation of the Nominating Committee, Ms. Ball was also appointed to serve as a member of the Audit Committee of the Board (the “Audit Committee”) and the Nominating Committee.

Ms. Ball will be entitled to compensation under the Company’s Non-Employee Director Compensation Policy as follows:

•	an annual cash fee for service as a director of $35,000;
•	an annual cash fee for service as a member of the Audit Committee of 7,500;
•	an annual cash fee for service as a member of the Nominating Committee of $4,000;
•	an initial stock option grant for 24,000 shares of the Company’s Class A common stock as of the date of appointment, with an exercise price per share equal to the fair market value of a share of the Company’s Class A common stock on the date of grant, which will vest annually over three years, subject to Ms. Ball’s continuous service with the Company on each vesting date; and
•	on the date of each annual meeting of stockholders of the Company, an annual stock option grant for 12,000 shares of the Company’s Class A common stock, with an exercise price per share equal to the fair market value of a share on the date of grant, which will vest after one year, subject to Ms. Ball’s continuous service with the Company on each vesting date.

Ms. Ball will also enter into the Company’s standard form of indemnification agreement between the Company and its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atreca, Inc.

Dated: May 20, 2020	By:	/s/ Herbert Cross
Herbert Cross
Chief Financial Officer